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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 1999

                            Prison Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                      0-25245                  62-1763875
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On May 17, 1999, Prison Realty Trust, Inc., formerly Prison Realty Corporation, a Maryland corporation (the "Company"), announced the filing of a Preliminary Prospectus Supplement to its Registration Statement on Form S-3 (Reg. no. 333-70419) (the "Registration Statement") covering the public offering of $300.0 million of its senior unsecured notes to be due in 2009 (the "Notes"). The offering of the Notes will be underwritten by Lehman Brothers. The terms and other provisions of the Notes will be defined under an indenture by and between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a form of which is filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Registration Statement, and the terms of a supplemental indenture (including the global notes representing the Notes), to be entered into by and between the Company and the Trustee prior to the completion of the offering.

On May 21, 1999, the Company issued a press release regarding, among other things, the levels of occupancy at the facilities owned by the Company and managed by Corrections Corporation of America, the Company's primary tenant. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein and in the Registration Statement.

ITEM 7(C).  EXHIBITS.

The following exhibits are filed as part of this Current Report.

4.1 Form of Indenture by and between the Company and State Street Bank and Trust Company, as Trustee

23.1     Consent of Arthur Andersen LLP (with respect to the Company)

23.2     Consent of Arthur Andersen LLP (with respect to CCA Prison Realty
         Trust)

23.3 Consent of Arthur Andersen LLP (with respect to Corrections Corporation of America (formerly Correctional Management Services Corporation))

25.1     Form T-1 Statement of Eligibility and Qualification of Trustee

99.1     Company Press Release dated May 21, 1999


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 24, 1999                   PRISON REALTY TRUST, INC.


                                     By: /s/ Vida H. Carroll
                                         --------------------------------------
                                     Its: Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibits
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4.1      Form of Indenture by and between the Company and State Street Bank and
         Trust Company, as Trustee

23.1     Consent of Arthur Andersen LLP (with respect to the Company)

23.2     Consent of Arthur Andersen LLP (with respect to CCA Prison Realty
         Trust)

23.3 Consent of Arthur Andersen LLP (with respect to Corrections Corporation of America (formerly Correctional Management Services Corporation))

25.1     Form T-1 Statement of Eligibility and Qualification of Trustee

99.1     Company Press Release dated May 21, 1999